Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,121,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	154,844.63
Total Offset Amount	0.00
Net Fee	$ 154,844.63
Final Prospectus	false